                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                             --------------------

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)       March 16, 1998
                                                           --------------

      The Money Store Residential Trust 1997-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of August 31, 1997 providing for the issuance of The Money Store Residential Loan Certificates, Series 1997-I

                             TMS Mortgage Inc.
                      The Money Store Home Equity Corp.
                      The Money Store/ Minnesota Inc.
                      The Money Store/ Kentucky Inc.
                      The Money Store/ D.C. Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      New Jersey                333-20817-10              Applied For
      ----------                ------------              -----------

      State or other            (Commission               (IRS Employer
      jurisdiction of           File Number)              ID Number)
      incorporation)


      2840 Morris Avenue, Union, New Jersey        07083
      --------------------------------------------------
      (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                            (908) 686-2000
                                                      --------------
                                    n/a
      ------------------------------------------------------------
      (Former name or former address, if changed since last report)

      Item 5          Other Events
                      ------------

                Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the March 16, 1998 Remittance Date.


      Item 7          Financial Statements and Exhibits
                      ---------------------------------

             The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commiss ion on November 14, 1996.

                                 SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                      THE MONEY STORE INC.


                                                      By: /s/ Harry Puglisi
                                                         -------------------
                                                           Harry Puglisi
                                                            Treasurer




               Dated:  03/31/98

                                  Schedule A

                              List of Originators
                              -------------------
                           Residential Trust 1997-1
                           -------------------------


                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1997-I FOR THE MARCH 11, 1998 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                                   $6,477,096.85


    LESS: SERVICE FEE                                                               54,606.34
               CONTINGENCY FEE                                                      54,606.34
               OTHER SERVICER FEES (Late Charges / Escrow)                          28,122.12
               UNREIMBURSED MONTHLY ADVANCES                                             0.00
                                                                                -------------
                                                                                   137,334.80
    PLUS: MONTHLY ADVANCE - INCLUDING
                    COMPENSATING INTEREST                                           49,928.80
               PRE-FUNDING ACCOUNT TRANSFER                                              0.00
               CAPITALIZED INTEREST ACCOUNT TRANSFER                                     0.00
                                                                                -------------
                                                                                    49,928.80
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                              0.00
                                                                                -------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                                            6,389,690.85
                                                                                =============


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    94,131,341.65

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    64,708,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    49,602,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    29,710,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    17,391,000.00

    (F) CLASS B PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE                                    23,913,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS A-1                                                                   4,812,006.19
     CLASS A-2                                                                           0.00
     CLASS A-3                                                                           0.00
     CLASS M-1                                                                           0.00
     CLASS M-2                                                                           0.00
     CLASS B                                                                             0.00

  TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                                           4,812,006.19

4.  (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                        0.00
        CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                        0.00
        CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                        0.00
        AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                      0.00

    (B) CLASS A REALIZED LOSS AMOUNT                                                          0.00
        CLASS M REALIZED LOSS AMOUNT                                                          0.00
        CLASS B REALIZED LOSS AMOUNT                                                          0.00
        AGGREGATE REALIZED LOSS AMOUNT                                                        0.00

5.  AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                            7,604,173.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                            2,236,056.23
    # OF LOANS                                                                                 240

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                      321,716.18

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                      827,235.99

9.  AMOUNT OF INTEREST RECEIVED                                                       3,059,421.63

10. (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
        THE DETERMINATION DATE
        MONTHLY ADVANCE TO BE DEPOSITED IN THE
        CERTIFICATE ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                            49,928.80

    (B) AMOUNT OF COMPENSATING INTEREST                                                     148.97

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                                      182,318.84

13. CLASS A-1 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                           503,602.68
    (B) PRINCIPAL DISTRIBUTION AMOUNT                        4,812,006.19
    (C) CARRY FORWARD AMOUNT                                         0.00
    (D) MONTHLY ADVANCE                                              0.00

    TOTAL CLASS A-1 REMITTANCE AMOUNT                                                 5,315,608.87

    CLASS A-2 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                           349,423.20
    (B) PRINCIPAL DISTRIBUTION AMOUNT                                0.00
    (C) CARRY FORWARD AMOUNT                                         0.00
    (D) MONTHLY ADVANCE                                              0.00

    TOTAL CLASS A-2 REMITTANCE AMOUNT                                                   349,423.20

    CLASS A-3 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT                           276,117.80
    (B) PRINCIPAL DISTRIBUTION AMOUNT                                0.00
    (C) CARRY FORWARD AMOUNT                                         0.00
    (D) MONTHLY ADVANCE                                              0.00

    TOTAL CLASS A-3 REMITTANCE AMOUNT                                                   276,117.80


      CLASS A REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT    1,129,143.68
         (B) PRINCIPAL DISTRIBUTION AMOUNT   4,812,006.19
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS A REMITTANCE AMOUNT                       5,941,149.87

      CLASS M-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      175,412.79
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS M-1 REMITTANCE AMOUNT                       175,412.79

      CLASS M-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      109,200.99
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS M-2 REMITTANCE AMOUNT                       109,200.99

      CLASS M REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      284,613.78
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS M REMITTANCE AMOUNT                         284,613.78

      CLASS B REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT      149,954.44
         (B) PRINCIPAL DISTRIBUTION AMOUNT           0.00
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL CLASS B REMITTANCE AMOUNT                         149,954.44

   AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT    1,563,711.89
         (B) PRINCIPAL DISTRIBUTION AMOUNT   4,812,006.19
         (C) CARRY FORWARD AMOUNT                    0.00
         (D) MONTHLY ADVANCE                         0.00

         TOTAL REMITTANCE AMOUNT                               6,375,718.08

   14.   (A) REIMBURSABLE AMOUNT (I-22)                                0.00
         (B) GP REMITTANCE AMOUNT PAYABLE                              0.00


   15.   (A) CLASS A-1 PRINCIPAL BALANCE AFTER
             DISTRIBUTION TO BE MADE ON THE
             REMITTANCE DATE AND AFTER ALLOCATION
             OF REALIZED LOSSES                               89,319,335.46


      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                         64,708,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                         49,602,000.00

      (D) CLASS M-1 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                         29,710,000.00

      (E) CLASS M-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                         17,391,000.00

      (F) CLASS B PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                         23,913,000.00

      (G) TOTAL POOL PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                        274,643,335.46

16. TRIGGER EVENT CALCULATION                                                                                    TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1)  (i)  EXCEEDS 50% OF (ii)
         (i)  SIXTY-DAY DELINQUENCY RATIO                                                   2.70%
         (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                                        24.44%       11.06%             NO

    (2)  BOTH (A) AND (B)

         (A) EITHER (X) OR (Y)
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY
                 RATIO EXCEEDS 9%           OR                                              0.00%
             (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $3913056.00                   264,522.59        NO

         (B) EITHER (X) OR (Y)
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY
                 RATIO EXCEEDS 15%           OR                                             0.00%
             (Y) THE CUMULATIVE REALIZED LOSSES EXCEED $13043520                      264,522.59        NO                 NO

    (3)  (i) IS GREATER THAN 75% OF (ii)

         (i)  PRIOR CLASS A & CLASS M PRINCIPAL BALANCES                          255,542,341.65
         (ii) PRINCIPAL BALANCE AS OF THE END OF THE SECOND PRECEDING DUE PERIOD  275,878,619.21       92.63%             YES

              IF EITHER (1), (2) OR (3) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                                      YES



17. CUMULATIVE REALIZED LOSSES                                            264,522.59

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
    EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                       0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                           54,606.34

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                         54,606.34

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE                              13,972.77
        ACCOUNT - TRUSTEE

    (D) FHA PREMIUM ACCOUNT                                                 4,565.48

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                 0.00
           (B) SECTION 5.04 (c)                                                 0.00
           (C) SECTION 5.04 (d)(ii)                                             0.00
           (D) SECTION 5.04 (e)                                                 0.00
           (E) SECTION 5.04 (f)(i)                                        109,212.68

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                 89,319,335.46     0.77888430
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE               114,676,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                 64,708,000.00     1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                64,708,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                 49,602,000.00     1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                49,602,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                 29,710,000.00     1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                29,710,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                 17,391,000.00     1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                17,391,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                 23,913,000.00     1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                23,913,000.00

    POOL FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                     274,643,335.46     0.91547778
    ORIGINAL POOL PRINCIPAL BALANCE                    300,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                            13.994%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                              15.544%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
        CLASS A-3, CLASS M-1, CLASS M-2 AND CLASS B
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                              6.780%

    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                        12/31/97      01/31/98        02/28/98
                                                                             14.004%       14.000%         13.994%

23. (A) SENIOR PERCENTAGE                                                                  100.00%

    (B) CLASS B PERCENTAGE                                                                   0.00%

24. (A) SPREAD AMOUNT                                                                1,235,283.75

    (B) SPECIFIED SUBORDINATED AMOUNT                                               24,250,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                 0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                                                 0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                                                 0.00

    (B) UNPAID CLASS A REALIZED LOSS AMOUNT                                                  0.00
        UNPAID CLASS M REALIZED LOSS AMOUNT                                                  0.00
        UNPAID CLASS B REALIZED LOSS AMOUNT                                                  0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                     1,426,997.79

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                               4,565.48
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                 18,165.13

28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
    RECEIVED DURING THE MONTH                                                                0.00

29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                           30,000,000.00

30. CLAIMS FILED DURING THE DUE PERIOD                                                   1,145.17

31. CLAIMS PAID DURING THE PERIOD                                                            0.00

32. CLAIMS DENIED BY FHA DURING THE PERIOD                                                   0.00

33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                  1,145.17

34. OTHER INFORMATION                                                                         N/A

                                   EXHIBIT O
                 REMIC DELINQUENCIES AS OF -FEBRUARY 28, 1998


RESIDENTIAL    OUTSTANDING      #
TRUST          DOLLARS          ACCOUNTS    RANGES                 AMOUNT          NO         PCT

1997-I          $272,311,291.97      19,983  1 TO 29 DAYS        30,127,731.73      2,607      11.06%
                                            30 TO 59 DAYS         4,202,725.76        380       1.54%
                                            60 TO 89 DAYS         2,373,166.04        220       0.87%
                                            90 AND OVER           4,985,978.40        514       1.83%

                                            FORECLOSURE                   0.00          0       0.00%
                                            REO PROPERTY                  0.00          0       0.00%



                                            TOTALS              $41,689,601.93      3,721      15.31%
                                                                ==============      =====      =====

RESIDENTIAL TRUST 1997-I

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE                 CLASS A-1          CLASS A-2           CLASS A-3           CLASS M-1
-----------------------------------------------------------------------------------------------
(ii)                        991.90            1,047.06            1,792.30              896.91

(vi)                         23.56                0.00                0.00                0.00

(vii)                         3.39                0.00                0.00                0.00

(viii)                        8.56                0.00                0.00                0.00


(xiii)     (a)                5.31                5.65                9.98                5.30
           (b)               50.71                0.00                0.00                0.00
           (c)                0.00                0.00                0.00                0.00
           (d)                0.00                0.00                0.00                0.00


(xv)                        941.19            1,047.06            1,792.30              896.91


(xxxv)                        0.00                0.00                0.00                0.00


SUBCLAUSE                               CLASS M-2                                CLASS B
--------------------               --------------------                    --------------------
(ii)                                            927.52                                1,739.13

(vi)                                              0.00                                    0.00

(vii)                                             0.00                                    0.00

(viii)                                            0.00                                    0.00


(xiii)     (a)                                    5.82                                   10.91
           (b)                                    0.00                                    0.00
           (c)                                    0.00                                    0.00
           (d)                                    0.00                                    0.00


(xv)                                            927.52                                1,739.13


(xxxv)                                            0.00                                    0.00

